UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2023

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2023, Hilton Grand Vacations Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”), which replaces the Company’s 2017 Omnibus Incentive Plan. Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2023 Plan, including the Company’s principal executive officer, principal financial officer and other named executive officers. A description of the material terms of the 2023 Plan was included in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and distributed to its stockholders commencing on or about, March 21, 2023 in connection with the Annual Meeting (the “Proxy Statement”), and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Proxy Statement. Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the 2024 annual meeting or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark D. Wang	86,596,029	456,192	10,138,714
Leonard A. Potter	78,249,732	8,802,489	10,138,714
Brenda J. Bacon	86,124,216	928,005	10,138,714
David W. Johnson	86,296,226	755,995	10,138,714
Mark H. Lazarus	86,337,213	715,008	10,138,714
Pamela H. Patsley	84,201,009	2,851,212	10,138,714
David Sambur	84,286,917	2,765,304	10,138,714
Alex van Hoek	85,007,916	2,044,305	10,138,714
Paul W. Whetsell	86,112,560	939,661	10,138,714

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2023 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions
96,034,224	1,027,845	128,866

Proposal No. 3 – Approval of the Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan

The Company’s stockholders approved the 2023 Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
85,794,951	1,160,401	96,869	10,138,714

Proposal No. 4 – Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
80,373,961	6,535,014	143,246	10,138,714

Proposal No. 5 – Advisory Vote on Frequency of Advisory Vote to Approve Executive Compensation

The Company’s stockholders voted, on a non-binding advisory basis, to hold the non-binding advisory vote to approve executive compensation every year.

One Year	Two Years	Three Years	Abstentions
86,153,381	4,551	822,091	72,198

In light of the results of such advisory vote and consistent with the recommendation of the Company’s Board of Directors with respect to such vote, the Company will continue to conduct an advisory vote to approve executive compensation every year until the next required vote on the frequency of advisory votes to approve executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: May 3, 2023